--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                               HICKORY PORTFOLIO

                                     ANNUAL

                                     REPORT

                                 MARCH 31, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one year period ended March 31, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

Mar. 31, 1997 (3 months)                    0.5%          2.7%               -2.2%

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                                90.1          85.5                 4.6

Compound Annual
 Average Return                            17.4          16.7                 0.7

The portfolio's average annual total return for the one year ending March 31, 1997, and for the period since inception (April 1, 1993) was 28.2% and 17.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to March 31, 1997, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

    03/31/97
Hickory Portfolio
Comparison of Change in Value of $100,000
Investment in Hickory Portfolio & S&P 500

          Hickory                 S&P 500
---------------------------      ---------
                  Value of       Value of
    Period        $100,000       $100,000
---------------   ---------      ---------
03/31/93          $ 100,000      $ 100,000
04/30/93          $  91,621      $  97,583
05/31/93          $  95,999      $ 100,184
06/30/93          $  96,609      $ 100,476
07/31/93          $  99,489      $ 100,071
08/31/93          $ 107,204      $ 103,859
09/30/93          $ 108,002      $ 103,062
10/31/93          $ 115,026      $ 105,192
11/30/93          $ 111,438      $ 104,193
12/31/93          $ 120,267      $ 105,452
01/31/94          $ 118,421      $ 109,034
02/28/94          $ 116,476      $ 106,076
03/31/94          $ 110,109      $ 101,457
04/30/94          $ 109,060      $ 102,759
05/31/94          $ 110,065      $ 104,440
06/30/94          $ 104,789      $ 101,881
07/31/94          $ 104,153      $ 105,224
08/31/94          $ 110,360      $ 109,530
09/30/94          $ 109,189      $ 106,855
10/31/94          $ 107,787      $ 109,247
11/30/94          $ 101,810      $ 105,272
12/31/94          $  99,476      $ 106,830
01/31/95          $  99,870      $ 109,599

02/28/95          $ 103,994      $ 113,865
03/31/95          $ 105,513      $ 117,219
04/30/95          $ 105,229      $ 120,668
05/31/95          $ 111,054      $ 125,480
06/30/95          $ 118,331      $ 128,392
07/31/95          $ 124,859      $ 132,647
08/31/95          $ 133,445      $ 132,978
09/30/95          $ 139,110      $ 138,586
10/31/95          $ 133,237      $ 138,091
11/30/95          $ 137,345      $ 144,146
12/31/95          $ 139,728      $ 146,922
01/31/96          $ 146,980      $ 151,917
02/29/96          $ 148,848      $ 153,328
03/31/96          $ 148,334      $ 154,805
04/30/96          $ 151,650      $ 157,084
05/31/96          $ 159,513      $ 161,128
06/30/96          $ 163,383      $ 161,741
07/31/96          $ 150,145      $ 154,599
08/31/96          $ 160,466      $ 157,864
09/30/96          $ 168,758      $ 166,741
10/31/96          $ 171,426      $ 171,337
11/30/96          $ 179,661      $ 184,276
12/31/96          $ 189,125      $ 180,625
01/31/97          $ 195,946      $ 191,903
02/28/97          $ 200,614      $ 193,409
03/31/97          $ 190,121      $ 185,477

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

TOTAL RETURNS ARE BASED UPON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         MARCH 31, 1997 - ANNUAL REPORT

                                                          April 7, 1997

Dear Fellow Shareholder:

      The first two months of 1997 started quite well for most stock investors, but March was less kind. For the quarter, Hickory gained 0.5%. Over the same period the S&P 500 had a total return (including reinvested dividends) of 2.7%. Over the last twelve months, Hickory's total return was 28.2%, while the S&P 500's total return was 19.8%. According to Lipper, the average growth mutual fund had a total return of 11.8% over the same period.

REVIEW AND OUTLOOK

      The stock market has been very kind to us over the past twelve months. Our total return was significantly above both the S&P 500 and the average growth fund. In fact, The Wall Street Journal on April 4, 1997, reported that Hickory's performance was the eighth best of all growth funds over this twelve month period. IT WON'T ALWAYS BE LIKE THIS. As I have told you in many of my previous letters, I invest for the long-term, and use strategies that I hope will work over time periods measured in years, not months or quarters. Even if our long-term results continue to be good, there will inevitably be times when our quarterly or annual numbers will not be as good. (The Wall Street Journal ranking, based on data compiled by Lipper Analytical Services, Inc. was based on total return for the twelve months ended March 31, 1997, and included 470 funds in the relevant category.)

      We may in fact be entering one of those periods right now. As I write this letter, the stock market is in the midst of a correction that was apparently brought on by investor concerns about the Federal Reserve's recent decision to raise short-term interest rates. I don't believe I have any special insight into whether the overall stock market will next zig or zag. I do know that corrections, and even full blown bear markets, are not that uncommon over the history of the stock market, and that we should, at a minimum, be mentally prepared for the possibility of a significant downturn. I also know that not all corrections end with an immediate recovery in stock prices. Sometimes the pain needs to get much greater before a recovery can begin.

      Ironically, and I think more importantly, I am having absolutely no trouble finding attractive stocks to buy, and I continue to be quite happy with the stocks we hold. In this letter I want to highlight two stocks that I continue to think are excellent investment opportunities, Capital One Financial and Valassis Communications. I have mentioned both companies in past letters, and both have already been profitable investments. I continue to be quite comfortable with my large positions in the two stocks and thought that an update on these two companies might give you a sense of how it is possible to be optimistic even though stock prices have already gone up significantly.

      Before getting into the details of Capital One and Valassis, it would probably be useful to step back and talk about how I think about investment opportunities. Whenever I analyze a potential investment I think about the company in at least three ways. First, I try to gauge how good the business is. I try to judge whether a particular company is likely to be able to earn high, sustainable returns on invested capital. This is a qualitative analysis based on many factors such as industry structure and customer behavior. Second, I try to get an idea of Wall Street's opinion of the stock. What I am looking for here is a sense that Wall Street is overly concerned about the wrong problem. I have found that when other investors are worried about the wrong issue, the possibility that a stock is undervalued is much greater. Finally, I take a hard, quantitative look at the numbers and try to put a value on the company. As part of this process, I am looking for reasons why this company might be more or less valuable than the bottom line reported earnings number might suggest. The result of all of this work is two end products: my best quantitative assessment of the company's value and a qualitative assessment of my confidence in my value number. Both Capital One and Valassis score quite highly in all aspects of this process.

      Capital One is a credit card specialist that makes its money from the fees and interest it charges when consumers use its credit cards. I believe Capital One is quite likely to continue to earn high returns for many years to come. The industry tends to be of above average profitability. This is at least partly because consumers as a group have a tendency to say one thing ("I never run a balance on my credit card") and do another (Visa and MasterCard balances totaled about $350 billion in 1996 and have been growing at 11% per year). More importantly, I think Capital One has a strategy that will allow it to be much more successful than the average credit card issuer. The company believes in treating its business like a science. Capital One is constantly running thousands of tests designed to help it focus its efforts on only the highest return activities. It takes time to build the base of knowledge Capital One now has, and it is very difficult to orient all aspects of an organization to think in these terms. Wall Street, however, has worries about Capital One that I believe are somewhat misplaced. Wall Street is extremely concerned about credit quality. I agree with that concern to a certain extent, but I think Capital One is able to handle this risk better than are most of its competitors. Remember that Capital One tests and measures everything. I think they have a good understanding of their true credit exposure, and they manage these risks in a conservative manner. Finally, valuation continues to look quite attractive. I don't know many businesses that grow earnings at 20% per year and yet still trade at about eleven times next year's earnings. Best of all, the company's earnings growth rate looks to me to be understated. I won't go into the mind-numbing details -- they have to do with rapidly rising marketing expenditures. Call me if you want to hear more. All in all, I find Capital One just as appealing today ($37 per share at the end of the quarter) as when I started buying it two years ago in the low $20s.

      Valassis publishes the booklets of free standing inserts that get distributed in Sunday newspapers all over the country. For many media businesses, including Valassis, initial costs to develop distribution are quite high, but once the operation reaches a certain size, incremental business can be very, very profitable. The profitability of the free standing insert business was disrupted when a new competitor tried unsuccessfully to enter the business a few years ago. Pricing has been going up for several years, and I believe this pattern can continue for many years to come. This should lead to rising earnings even if the volume of coupons printed remains constant. Wall

Street seems to have a never-ending list of worries about Valassis. The two primary concerns seem to be that companies will stop using coupons as part of their marketing plans, and that paper prices will rise unexpectedly. I am comfortable that a free standing insert is both effective and efficient as a way for manufacturers to communicate with potential consumers, and while the business may not grow much, it doesn't need to for Valassis to work as an investment. I also think that paper prices are unpredictable in the short run, but as a long-term investor, short-term fluctuations in paper prices are virtually meaningless. Finally, valuation remains quite attractive. The company still trades at about eleven times next year's earnings, and, as is the case with Capital One, reported earnings miss the best part of the story. In my view the most important determinant of value is the amount of free cash a company generates over time that can be distributed to shareholders. Unlike most growing companies, Valassis can generate more free cash than it reports in earnings, and management is using this free cash to pay down debt and buy back stock.

      I hope these descriptions of Capital One and Valassis give you a flavor for how I think about stocks and for why I can remain optimistic in an uncertain stock market environment. I don't believe these two companies are the cheapest stocks in our portfolio, nor are they the most expensive. As always patience is critical for value investors. I continue to believe our long run prospects are bright.

SHAREHOLDER MEETING AND NEW HICKORY SYMBOL

      Once again, Weitz & Co. will hold a meeting for our shareholders. The meeting will take place at the Marriott Hotel in Omaha on Monday, June 2 at 4:30 p.m. This year's meeting will include a special meeting of shareholders with official business as well as the usual question and answer session. We hope you can attend.

      Hickory recently received a new "symbol" that works much like a stock symbol. The symbol is WEHIX. We have found that most on-line stock quote services will treat this symbol as they would a stock symbol. So if you have access to an on-line service, and if you insist on tracking every wiggle in the value of your Hickory investment, you should be able to use this symbol to stay up to date with Hickory's daily closing price.

      As always, I welcome your questions.

                                                          Sincerely,

                                                          /s/ RICHARD LAWSON
                                                          Richard F. Lawson
                                                          Portfolio Manager

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1997

 SHARES
OR UNITS                                                           COST            VALUE
---------                                                       ----------      ------------
            COMMON STOCKS -- 91.7%
            BANKING -- 2.3%
    1,000   Wells Fargo & Co.                                   $   88,506       $   284,125
                                                                ----------      ------------
            CABLE TELEVISION -- 20.5%
   37,000   Adelphia Communications Corp. CL A*                    251,750           198,875
   56,000   Century Communications Corp. CL A*                     270,266           259,000
   13,000   Comcast Corporation CL A                               201,025           212,875
   25,500   Comcast Corporation Special CL A                       389,160           430,313
   14,000   TCI Satellite Entertainment CL A*                      133,102           108,500
   40,000   Tele-Communications, Inc. CL A*                        532,290           480,000
   22,500   Tele-Communications Liberty Media CL A*                383,444           448,594
   20,000   U.S. West Media Group*                                 366,200           372,500
                                                                ----------      ------------
                                                                 2,527,237         2,510,657
                                                                ----------      ------------
            CONSUMER PRODUCTS AND SERVICES -- 3.2%
   37,000   American Classic Voyages Co.*                          288,125           386,187
                                                                ----------      ------------
            DIVERSIFIED INDUSTRIES -- 1.2%
    1,500   Lynch Corp.*                                           112,560           144,750
                                                                ----------      ------------
            FINANCIAL SERVICES -- 9.5%
   16,000   Capital One Financial Corp.                            407,291           596,000
    8,000   First USA, Inc.                                        180,345           339,000
   15,000   HealthCare Financial Partners, Inc.*                   187,500           225,000
                                                                ----------      ------------
                                                                   775,136         1,160,000
                                                                ----------      ------------
            HEALTH CARE -- 2.9%
   11,000   Seafield Capital Corp.                                 389,850           357,500
                                                                ----------      ------------
            MEDIA/OTHER -- 11.1%
   36,400   Katz Media Group, Inc.*                                335,334           232,050
   50,000   Valassis Communications, Inc.*                         742,213         1,118,750
                                                                ----------      ------------
                                                                 1,077,547         1,350,800
                                                                ----------      ------------
            MORTGAGE BANKING -- 7.3%
   17,000   Countrywide Credit Industries, Inc.                    259,020           420,750
   30,305   Resource Bancshares Mtg. Grp., Inc.                    320,743           477,304
                                                                ----------      ------------
                                                                   579,763           898,054
                                                                ----------      ------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 SHARES
OR UNITS                                                           COST            VALUE
---------                                                       ----------      ------------
            REAL ESTATE AND CONSTRUCTION -- 3.8%
    9,000   Forest City Enterprises, Inc. CL A                  $  197,678       $   382,500
    2,750   SLH Corp.*                                              52,662            79,062
                                                                ----------      ------------
                                                                   250,340           461,562
                                                                ----------      ------------

            REAL ESTATE INVESTMENT TRUSTS -- 12.9%
   20,000   NovaStar Financial, Inc. **                            300,000           300,000
   27,685   Redwood Trust, Inc.                                    452,716         1,280,431
                                                                ----------      ------------
                                                                   752,716         1,580,431
                                                                ----------      ------------

            TELECOMMUNICATIONS SERVICES -- 17.0%
   28,000   360 Communication Co.*                                 629,360           483,000
   10,000   Airtouch Communications, Inc.*                         238,100           230,000
   88,000   Centennial Cellular Corp. CL A*                      1,093,213           913,000
    5,000   CommNet Cellular, Inc.*                                133,125           127,500
   22,000   Corecomm, Inc.*                                        486,567           319,000
                                                                ----------      ------------
                                                                 2,580,365         2,072,500
                                                                ----------      ------------
                    Total Common Stocks                          9,422,145        11,206,566
                                                                ----------      ------------
            WARRANTS -- 5.7%
   23,500   Redwood Trust, Inc., Expiring 12/31/97*                 92,548           699,125
                                                                ----------      ------------


  FACE
 AMOUNT
---------
            SHORT-TERM SECURITIES -- 2.6%
 $316,325   Norwest U.S. Government Money Market Fund              316,325           316,325
                                                                ----------      ------------

                    Total Investments in Securities             $9,831,018        12,222,016
                                                                ----------      ------------
                                                                ----------
            Other Liabilities in Excess of Other Assets                                 (680)
                                                                                ------------
                    Total Net Assets -- 100%                                     $12,221,336
                                                                                ------------
                                                                                ------------
                    Net Asset Value Per Share                                    $    18.899
                                                                                ------------
                                                                                ------------

 * Non-income producing

** This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

Assets:
    Investment in securities at value (cost $9,831,018)                           $ 12,222,016
    Accrued interest and dividends receivable                                           18,248
                                                                                  ------------
            Total assets                                                            12,240,264
                                                                                  ------------

Liabilities:
    Accrued expense                                                                      8,049
    Due to adviser                                                                      10,879
                                                                                  ------------
            Total liabilities                                                           18,928
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $ 12,221,336
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                             647
    Additional paid-in capital                                                       9,122,617
    Accumulated undistributed net investment income                                     29,576
    Accumulated undistributed net realized gains                                       677,498
    Net unrealized appreciation of investments(note 5)                               2,390,998
                                                                                  ------------
            Net assets                                                            $ 12,221,336
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (646,671 shares outstanding)                                       $     18.899
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1997

Investment income:
    Dividends                                                                                  $   148,492
    Interest                                                                                        14,418
                                                                                               -----------
            Total investment income                                                                162,910
                                                                                               -----------

Expenses (note 3):
    Investment advisory fee                                                       $    88,889
    Administrative fee                                                                 22,222
    Directors fees                                                                        717
    Other expenses                                                                     26,660
                                                                                  -----------
    Total expenses                                                                                 138,488
    Less administrative fee waived by investment adviser                                            (5,154)
                                                                                               -----------
            Net expenses                                                                           133,334
                                                                                               -----------

            Net investment income                                                                   29,576
                                                                                               -----------
Realized and unrealized gain on investments:
    Realized gain on investments                                                                   754,913
    Net unrealized appreciation of investments                                                   1,254,201
                                                                                               -----------
            Net realized and unrealized gain on investments                                      2,009,114
                                                                                               -----------

            Net increase in net assets resulting from operations                               $ 2,038,690
                                                                                               -----------
                                                                                               -----------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED MARCH 31,
                                                                                           1997           1996
                                                                                       -------------  ------------
Increase in net assets:
    From operations:
        Net investment income                                                          $      29,576  $      1,255
        Net realized gain                                                                    754,913       543,395
        Net unrealized appreciation                                                        1,254,201     1,047,935
                                                                                       -------------  ------------
            Net increase in net assets resulting from operations                           2,038,690     1,592,585
                                                                                       -------------  ------------

    Distributions to shareholders from:
        Net investment income                                                                 (1,255)      (44,007)
        Net realized gain                                                                   (528,237)      (23,785)
                                                                                       -------------  ------------
            Total distributions                                                             (529,492)      (67,792)
                                                                                       -------------  ------------

    Capital share transactions (note 4):
        Proceeds from sales                                                                4,480,732     1,866,882
        Payments for redemptions                                                            (872,598)     (419,250)
        Reinvestment of distributions                                                        445,790        66,521
                                                                                       -------------  ------------
            Total increase from capital share transactions                                 4,053,924     1,514,153
                                                                                       -------------  ------------
            Total increase in net assets                                                   5,563,122     3,038,946
                                                                                       -------------  ------------

Net assets:
    Beginning of period                                                                    6,658,214     3,619,268
                                                                                       -------------  ------------

    End of period                                                                      $  12,221,336  $  6,658,214
                                                                                       -------------  ------------
                                                                                       -------------  ------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Portfolio outstanding throughout the periods indicated.

                                                          YEAR ENDED MARCH 31,
                                          ----------------------------------------------------
                                             1997        1996+++       1995          1994
                                          ----------    ----------  ----------  --------------
Net asset value, beginning of period      $   15.564    $   11.257  $   12.227    $     11.147
                                          ----------    ----------  ----------         -------

Income (loss) from investment
 operations:
  Net investment income (loss)                 0.045         0.004      (0.008)         (0.290)
  Net gains or losses on securities
   (realized and unrealized)                   4.329         4.504      (0.508)          1.420
                                          ----------    ----------  ----------         -------
  Total from investment operations             4.374         4.508      (0.516)          1.130
                                          ----------    ----------  ----------         -------

Less distributions:
  Dividends from net investment income        (0.002)       (0.136)         --           0.083
  Distributions from realized gains           (1.037)       (0.065)     (0.454)         (0.133)
                                          ----------    ----------  ----------         -------
  Total distributions                         (1.039)       (0.201)     (0.454)         (0.050)
                                          ----------    ----------  ----------         -------

Net asset value, end of period            $   18.899    $   15.564  $   11.257    $     12.227
                                          ----------    ----------  ----------         -------
                                          ----------    ----------  ----------         -------

Total return                                   28.2%         40.6%       (4.2%)          10.1%

Ratios/supplemental data:
Net assets, end of period ($000)          $   12,221    $    6,658  $    3,619    $      2,499

Ratio of net expenses to average net
 assets+                                       1.50%         1.50%       1.50%           1.50%

Ratio of net investment income (loss) to
 average net assets                            0.33%         0.02%      (0.17%)         (2.92%)

Portfolio turnover rate                          28%           28%         20%             29%

Average commission rate paid (per share)  $   0.0498++

+ Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
++ Required by regulations issued in 1995.
+++ Calculated using average daily shares.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1997, the Fund had four series: the Hickory Portfolio, the Value Portfolio, the Fixed Income Portfolio, and the Government Money Market Portfolio. The accompanying financial statements present the financial position and results of operations of the Hickory Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a) VALUATION OF INVESTMENTS

       Investments are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

          - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

          - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors or a committee of the Board.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. No call options were written in the year ended March 31, 1997.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the security sold.

    (d) DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (e) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1997, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets, of which .06% was waived.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Portfolio, of which 646,671 shares are outstanding at March 31, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follow:

                                                                                 YEAR ENDED MARCH 31,
                                                                                   1997       1996
                                                                                 ---------  ---------
Transactions in shares:
  Shares issued................................................................    245,327    129,659
  Shares redeemed..............................................................    (50,285)   (28,893)
  Distributions reinvested.....................................................     23,823      5,526
                                                                                 ---------  ---------
    Net increase...............................................................    218,865    106,292
                                                                                 ---------  ---------
                                                                                 ---------  ---------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $5,728,110 and $2,409,962, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 1997, the aggregate gross unrealized appreciation and depreciation were $3,195,111 and $804,113, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Hickory Portfolio:

      We have audited the accompanying statement of assets and liabilities of Weitz Series Fund, Inc. -- Hickory Portfolio, including the schedule of investments in securities, as of March 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996, and the financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those statements.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. -- Hickory Portfolio as of March 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP
New York, New York
April 18, 1997